ARMOUR RESIDENTIAL REIT, INC. ANNOUNCES
Q4 RESULTS AND DECEMBER 31, 2022 FINANCIAL POSITION

VERO BEACH, Florida -- February 15, 2023 -- ARMOUR Residential REIT, Inc. (NYSE: ARR and ARR PRC) (“ARMOUR” or the “Company”) today announced the Company's Q4 results and December 31, 2022 financial position.

ARMOUR's Q4 2022 Results
◦Comprehensive income available to common stockholders of $39.5 million or $0.27 per common share.
◦Net interest income of $11.6 million and net interest margin of 2.59%, up 38 basis points from the prior quarter.
◦Distributable Earnings available to common stockholders of $38.8 million, which represents $0.27 per common share (see explanation of this non-GAAP measure on page 3).
◦Paid common stock dividends of $0.10 per share per month.
◦Raised $174.2 million of capital by issuing 30,721,405 shares of common stock at $5.67 net proceeds per share, after fees and expenses, through an at the market offering program.
◦Repurchased 449,700 shares of common stock, at an average cost of $5.01 per share, pursuant to existing authorization.

ARMOUR's December 31, 2022 Financial Position
◦Book value per common share of $5.78.
◦Liquidity, including cash and unencumbered agency and U.S. government securities, of $689.2 million.
◦Portfolio composition was 100.0% Agency mortgage-backed securities ("MBS"), net of To Be Announced ("TBA") Security short positions.
◦Debt to equity ratio of 5.8 to 1 (based on repurchase agreements divided by total stockholders’ equity). Leverage, net of TBA Security short positions, was 6.5 to 1. Implied leverage, adjusted for forward settling sales and unsettled purchases, was 6.8 to 1.
◦Interest Rate swap contracts totaled $6.4 billion of notional amount, representing 87% of total repurchase agreement and TBA Securities liabilities.

Book Value, September 30, 2022	$5.83
Comprehensive income per common share	0.27
Less: Common dividends per common share	(0.30)
Equity Capital Activities, net	(0.02)
Book Value, December 31, 2022	$5.78
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ARMOUR Residential REIT, Inc. Announces Q4 Results and December 31, 2022 Financial Position

February 15, 2023
Book value per common share consisted of:

December 31, 2022
(in millions except per share)
Common stock - 162,911,934 shares outstanding	$0.1
Additional paid-in capital	3,874.6
Cumulative distributions to stockholders	(1,992.4)
Accumulated net loss	(758.5)
Accumulated other comprehensive loss	(11.5)
Total Stockholders' Equity	$1,112.3
Less: liquidation preference - 7.00% Cumulative Redeemable Preferred C Stock - 6,846,978 shares outstanding	(171.2)
Equity Attributable to Common Stockholders	$941.1
Book value per common share	$5.78

The major drivers of the change in the Company's financial position during Q4 were:

Q4 2022
(in millions)
Total Stockholders' Equity – Beginning	$944.1
Comprehensive Income
Investment in securities (1)
Gain on MBS	$62.0
Loss on U.S. Treasury Securities	(23.9)
Loss on TBA Securities	(9.0)
Amortization of prior unrealized losses	12.3
Interest rate swaps
Net interest income	39.2
Losses	(1.1)
Amortization of prior unrealized gains	(50.6)
Futures contracts (1)	11.6
Net Interest Income	11.6
Total Expenses after fees waived (2)	(9.6)
Total Comprehensive Income	$42.5

Capital Activities
Issuance of common stock	175.0
Common stock repurchases	(2.3)
Dividends	(47.0)
Total Stockholders' Equity – Ending	$1,112.3
(1)Includes both realized and unrealized gains and losses.
(2)The Company’s external manager has waived a portion of its contractual management fee at the rate of $0.65 million per month through December 31, 2022.

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ARMOUR Residential REIT, Inc. Announces Q4 Results and December 31, 2022 Financial Position

February 15, 2023

Condensed balance sheet information:	December 31, 2022
(in millions)
Assets
Cash	$87.3
Cash collateral posted to counterparties	30.8
Agency Securities, at fair value	8,198.6
Derivatives, at fair value	984.4
Accrued interest receivable	28.8
Prepaid and other	2.1
Subordinated loan to BUCKLER	105.0
Total Assets	$9,437.0

Liabilities:
Repurchase agreements, net	$6,463.1
Obligations to return securities received as collateral, at fair value	502.7
Cash collateral posted by counterparties	963.6
Payable for unsettled purchases	353.4
Derivatives, at fair value	13.0
Accrued interest payable- repurchase agreements	19.1
Accrued interest payable- U.S. Treasury Securities sold short	3.4
Accounts payable and other accrued expenses	6.4
Total Liabilities	8,324.7

Stockholders’ Equity:
7.00% Cumulative Redeemable Preferred C Stock ($0.001 par value per share, $25.00 per share liquidation preference) - 6,846,978 shares outstanding	$—
Common stock ($0.001 par value per share) - 162,911,934 shares outstanding:	0.1
Additional paid-in capital	3,874.6
Cumulative distributions to stockholders	(1,992.4)
Accumulated net loss	(758.5)
Accumulated other comprehensive loss	(11.5)
Total Stockholders’ Equity	1,112.3
Total Liabilities and Stockholders’ Equity	$9,437.0

Distributable Earnings
Distributable Earnings is a non-GAAP measure defined as net interest income plus TBA Drop Income adjusted for the net coupon effect of interest rate swaps minus net operating expenses. Distributable Earnings is based on the historical cost basis of our Agency Securities and interest rate swaps. Distributable Earnings differs, potentially significantly, from net interest income and from total comprehensive loss (which includes realized gains and losses and market value adjustments). The net coupon effect of interest rate swaps is the primary driver of market value adjustments on these positions that were recognized in total comprehensive loss and total stockholders’ equity in prior periods.

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ARMOUR Residential REIT, Inc. Announces Q4 Results and December 31, 2022 Financial Position

February 15, 2023
For a portion of its Agency Securities the Company may enter into TBA forward contracts for the purchase or sale of Agency Securities at a predetermined price, face amount, issuer, coupon and stated maturity on an agreed-upon future date, but the particular Agency Securities to be delivered are not identified until shortly before the TBA settlement date. The Company accounts for TBA Agency Securities as derivative instruments if it is reasonably possible that it will not take or make physical delivery of the Agency Securities upon settlement of the contract. The Company may choose, prior to settlement, to move the settlement of these securities out to a later date by entering into an offsetting short or long position (referred to as a “pair off”), net settling the paired off positions for cash, and simultaneously purchasing or selling a similar TBA Agency Security for a later settlement date. This transaction is commonly referred to as a “dollar roll.” The Company accounts for TBA dollar roll transactions as a series of derivative transactions.

Forward settling TBA contracts typically trade at a discount, or “Drop,” to the regular settled TBA contract to reflect the expected interest income on the underlying deliverable Agency Securities, net of an implied financing cost, which would have been earned by the buyer if the contract settled on the next regular settlement date. When the Company enters into TBA contracts to buy Agency Securities for forward settlement, it earns this “TBA Drop Income,” because the TBA contract is essentially equivalent to a leveraged investment in the underlying Agency Securities. The amount of TBA Drop Income is calculated as the difference between the spot price of similar TBA contracts for regular settlement and the forward settlement price on the trade date. The Company generally accounts for TBA contracts as derivatives and TBA Drop Income is included as part of the periodic changes in fair value of the TBA contracts that the Company recognizes currently in the Other Income (Loss) section of its Consolidated Statement of Operations.

Regulation G Reconciliation
The Company believes that Distributable Earnings and Distributable Earnings per common share may be useful to investors because our Board of Directors considers Distributable Earnings and Distributable Earnings per common share as part of its deliberations when determining the level of dividends on our common stock. Distributable Earnings and Distributable Earnings per common share tend to be more stable over time and this practice is designed to increase the stability of our common stock dividend from month to month. However, because Distributable Earnings is an incomplete measure of the Company’s financial performance and involves significant differences from net interest income and total comprehensive income (loss) computed in accordance with GAAP, Distributable Earnings should be considered as supplementary to, and not as a substitute for, the Company’s net interest income and total comprehensive income (loss) computed in accordance with GAAP as a measure of the Company’s financial performance.
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ARMOUR Residential REIT, Inc. Announces Q4 Results and December 31, 2022 Financial Position

February 15, 2023
The elements of ARMOUR’s Distributable Earnings and Distributable Earnings per common share and a reconciliation of those amounts to the Company’s Net Interest Income, Total Comprehensive Income and Comprehensive Income per common share appear below:

Q4 2022 (unaudited)
(in millions)
Net Interest Income	$11.6
TBA Drop Income	0.6
Net interest income on interest rate swaps	39.2
Total Expenses after fees waived	(9.6)
Distributable Earnings	$41.8
Dividends on Preferred Stock	(3.0)
Distributable Earnings available to common stockholders	$38.8
Distributable Earnings per common share	$0.27

Total Comprehensive Income	$42.5
Items Excluded from Distributable Earnings:
Loss on MBS	62.0
Loss on U.S. Treasury Securities	(23.9)
Loss on TBA Securities, less TBA Drop Income	(9.6)
Amortization of prior unrealized net gains	(38.3)
Unrealized gain on interest rate swaps	(1.1)
Futures contracts	11.6
Deduct excluded net gains	0.7
Distributable Earnings	$41.8
Dividends on Preferred Stock	(3.0)
Distributable Earnings available to common stockholders	$38.8
Distributable Earnings per common share	$0.27

Total Comprehensive Income	$42.5
Dividends on Preferred Stock	(3.0)
Comprehensive Income available to common stockholders	$39.5
Comprehensive Income per common share	$0.27
Weighted average common shares outstanding - 145,847,479
Company Update
At the close of business on February 13, 2023:
◦Common stock outstanding of 192,774,581 shares.
◦7.00% Cumulative Redeemable Preferred C Stock ("Series C Preferred Stock") with liquidation preference totaling approximately $171.2 million.
◦Estimated Book value per common share was approximately $6.04, ex dividend.
◦Liquidity, including cash and unencumbered securities, exceeded $845.0 million.
◦Securities portfolio included approximately $12.3 billion of Agency MBS (including TBA Securities) and U.S. Treasury Securities.
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ARMOUR Residential REIT, Inc. Announces Q4 Results and December 31, 2022 Financial Position

February 15, 2023
◦Debt to equity ratio (based on repurchase agreements divided by total stockholders' equity) was approximately 7.2 to 1. Leverage, including TBA Securities was approximately 8.0 to 1. Implied leverage, including TBA Securities and forward settling sales and unsettled purchases was 8.0 to 1.
Through February 8, 2023, we raised approximately, $181.3 million of capital by issuing approximately 29,863,000 shares of common stock at $6.07 net proceeds per share, after fees and expenses, through an at the market offering program.

Dividends
ARMOUR paid monthly cash dividends of $0.10 per share of the Company’s common stock for each month in Q4 2022. ARMOUR paid common stock dividends of $0.10 per share on January 30, 2023 to holders of record on January 17, 2023. ARMOUR previously announced the February common stock dividends of $0.10 per share to be paid on February 27, 2023 to holders of record on February 15, 2023 and the March common stock dividends of $0.08 per share to be paid on March 28, 2023 to holders of record on March 15, 2023. ARMOUR’s Board of Directors will determine future common dividend rates based on an evaluation of the Company’s results, financial position, real estate investment trust (“REIT”) tax requirements, and overall market conditions as the quarter progresses. In order to maintain ARMOUR’s tax status as a REIT, the Company is required to timely distribute substantially all of its ordinary REIT taxable income for the tax year.

ARMOUR paid monthly cash dividends of $0.14583 per share of the Company’s Series C Preferred Stock for each month in Q4 2022. ARMOUR paid Series C Preferred Stock dividends of $0.14583 per share on January 27, 2023 to holders of record on January 15, 2023. ARMOUR previously announced the February and March Series C Preferred Stock dividends of $0.14583 per share to be paid on February 27, 2023 and March 27, 2023 to holders of record on February 15, 2023 and March 15, 2023 respectively.

All common stock dividends and Series C Preferred Stock dividends were treated for federal income tax purposes as a return of capital and not currently taxable for 2022. The Company forecasts that Series C Preferred Stock dividends for 2023 will likely be treated as fully taxable ordinary income. Common stock dividends for 2023 will likely be treated, at least partially, as taxable ordinary income.

Contractual Management Fee Waiver
On February 14, 2023, the Company’s external manager notified ARMOUR that it intended to adjust the fee waiver to the rate of $1.65 million for the first quarter of 2023 and $0.55 million per month thereafter until further notice.

Conference Call
As previously announced, the Company will provide an online, real-time webcast of its conference call with equity analysts covering Q4 2022 operating results on Thursday, February 16, 2023, at 8:00 a.m. (Eastern Time). The live broadcast will be available online and can be accessed at https://event.choruscall.com/mediaframe/webcast.html?webcastid=thhG07bc. To monitor the live webcast, please visit the website at least 15 minutes prior to the start of the call to register, download, and install any necessary audio software. An online replay of the event will be available on the Company’s website at www.armourreit.com and continue for one year.

ARMOUR Residential REIT, Inc.
ARMOUR invests primarily in fixed rate residential, adjustable rate and hybrid adjustable rate residential mortgage-backed securities issued or guaranteed by U.S. Government-sponsored enterprises or guaranteed by the Government National Mortgage Association. ARMOUR is externally managed and advised by ARMOUR Capital Management LP, an investment advisor registered with the Securities and Exchange Commission (“SEC”).
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ARMOUR Residential REIT, Inc. Announces Q4 Results and December 31, 2022 Financial Position

February 15, 2023
Safe Harbor
This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Additional information concerning these, the impact of the COVID-19 pandemic on the Company's operational and financial performance and other risk factors are contained in the Company’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company are expressly qualified in their entirety by the cautionary statements above. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Additional Information and Where to Find It
Investors, security holders and other interested persons may find ARMOUR's most recent Company Update and additional information regarding the Company at the SEC’s internet site at www.sec.gov, or the Company website at www.armourreit.com or by directing requests to: ARMOUR Residential REIT, Inc., 3001 Ocean Drive, Suite 201, Vero Beach, Florida 32963, Attention: Investor Relations.

CONTACT:     investors@armourreit.com
James R. Mountain
Chief Financial Officer
ARMOUR Residential REIT, Inc.
(772) 617-4340
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